NATIXIS U.S. DIVERSIFIED PORTFOLIO

Supplement dated November 25, 2008 to the Natixis Equity Funds Class A, B and C Prospectus and Natixis Equity Funds Class Y Prospectus, each dated May 1, 2008, as may be revised and supplemented from time to time

Effective immediately, Thomas Burke no longer serves as portfolio manager of the BlackRock segment of Natixis U.S. Diversified Portfolio. The following text replaces the disclosure regarding Mr. Burke in the sub-section “Meet the Funds’ Portfolio Managers” within the section “Management Team:”

Edward P. Dowd

Edward P. Dowd has co-managed the BlackRock segment of the Natixis U.S. Diversified Portfolio since November 2008. Mr. Dowd, Managing Director at BlackRock, joined the firm in 2005 following BlackRock’s merger with State Street Research & Management (SSRM). Prior to joining BlackRock, Mr. Dowd was a Vice President at SSRM. He joined SSRM in 2002 and was a co-portfolio manager of the State Street Research Legacy Fund.

Jeffrey R. Lindsey

Jeffrey R. Lindsey has co-managed the BlackRock segment of the Natixis U.S. Diversified Portfolio since November 2008. Mr. Lindsey, Managing Director at BlackRock, joined the firm in 2005 following BlackRock’s merger with State Street Research & Management (SSRM). He joined SSRM in 2002 and was promoted to Chief Investment Officer—Growth in 2003. Mr. Lindsey holds the designation of Chartered Financial Analyst.